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                                                                    EXHIBIT 99.3

                              SEPARATION AGREEMENT


         THIS SEPARATION AGREEMENT ("Agreement") is entered into as of January 3, 2002 ("Effective Date"), among Sunrise Television Corp., a Delaware corporation (together with its successors, the "Company"), STC Broadcasting, Inc., a Delaware corporation (together with its successors, "STC"), and Sandy DiPasquale, his heirs, administrators, personal and legal representatives, and executors (collectively, "Executive").

         WHEREAS, reference is made to the Executive Employment Agreement dated as of February 28, 1997, among the Company, STC, and Executive, as amended by that First Amendment to Executive Employment Agreement dated as of February 1, 2001 (as so amended, the "Employment Agreement");

         WHEREAS, as of the Effective Date, (i) Executive desires to resign as an employee of the Company and STC, and (ii) the parties hereto desire to terminate the Employment Agreement in all respects;

         WHEREAS, as of the WNAC Transfer Date (as defined in Section 1.1), Executive desires to resign as an officer of the Company and STC; and

         WHEREAS, this Agreement reflects the terms under which Executive will separate from the Company and STC.

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                           Resignation and Termination

         1.1 Resignation. Executive hereby resigns, effective as of the Effective Date, as an employee of the Company. Executive agrees to resign on and effective as of the WNAC Transfer Date as an officer of the Company, STC, and each of their respective subsidiaries (collectively, "Related Entities") and as a trustee from all employee benefit trusts associated with the Company, STC, and other Related Entities. Executive shall (i) on or before the WNAC Transfer Date, deliver to the Company a resignation in the form of EXHIBIT A and (ii) execute and deliver one or more resignation letters or other documents evidencing such resignations as may be reasonably requested from time to time by the Company or STC. "WNAC Transfer Date" means the date of the closing of the transactions for the transfer by LIN Television Corporation ("LIN") to a third person of all of LIN's ownership interest in television broadcast station WNAC-TV, Providence, Rhode Island, the result of which will be that LIN will no longer have an attributable interest in television broadcast station WNAC-TV, Providence, Rhode Island, as determined in accordance with the Communications Act of 1934, as amended, and the rules and regulations thereunder. Notwithstanding any other provision of this Agreement to the contrary, Executive shall be entitled to resign as an officer of the Company, STC, and each Related Entity at any time prior to the WNAC Transfer Date, if any of Stations (as defined below) are not operated in substantially the same manner as it was prior to the Effective Date; provided, however, that Executive shall, prior to tendering any resignation prior to the WNAC Transfer Date, provide written notice to the Company of any failure to operate any Station in such manner and the Company shall have a period of ten days after its receipt of such notice to cure such failure.

         1.2 Termination of Employment Agreement. As of the Effective Date, the Employment Agreement shall be terminated in all respects and shall be null and void and of no further force and effect.

                                   ARTICLE II
                      Consulting Fee and Severance Payment

         2.1 Consulting Fee.

                  (a) The Company and STC shall cause to be paid to Executive, as an independent contractor, for the period from the Effective Date through June 30, 2002 (the "Consulting Period"), a total consulting fee of $175,000 (the "Consulting Fee"); provided, however, that Executive performs the obligations required to be performed by him during the Consulting Period. The Consulting Fee shall be paid in six equal monthly installments commencing on the Effective Date. Except in respect of the benefits contemplated by Section 2.3 and the severance payment described in Section 2.4, payment of the Consulting Fee shall be in lieu of any other benefits or payments to which Executive might be entitled (including vacation pay, commissions, bonuses, 401(k) contributions, sick pay, and severance).

                  (b) Executive shall be solely responsible for paying and withholding all federal and state taxes in respect of the Consulting Fee and any penalties or assessments thereon. The Company or STC will prepare a Form 1099 reflecting the Consulting Fee. Executive will indemnify and hold harmless the Company, STC, each Related Entity, and their respective officers, directors, and stockholders (each, an "Indemnified Party") from and against any and all taxes, assessments, fees, or other charges imposed by any governmental taxing authority, including any interest, penalty, or addition thereto, imposed on any Indemnified Party in respect of the Consulting Fee; provided, however, that any such indemnity obligation shall be reduced by the amount of any tax benefit realized by any Indemnified Party in respect thereof.

                  (c) During the Consulting Period, Executive shall be reimbursed, at such intervals and in accordance with such Company policies as may be in effect from time to time, for any and all reasonable and necessary business expenses incurred by him for the benefit of the Company, STC, or any Related Entity, including reasonable travel expenses and other expenses approved by the Company's board of directors from time to time.

         2.2 Consulting Services. Executive shall remain available to the Company and STC for up to 40 hours per week of consultation during the Consulting Period (at no additional charge to the Company or STC) relating to matters in which Executive was involved prior to his departure from the Company and STC and such other transitional matters as may reasonably be requested by the Company or STC within the scope of Executive's prior duties with the Company, with such consultation to be provided by Executive at the times reasonably requested by the Company or STC.

         2.3 Benefits. The Company shall provide Executive coverage under the Company's medical and dental plans on the same basis as previously provided for the period ending June 30, 2002, and thereafter for a period of 18 months, as required under the Employment Retirement Income Security Act of 1974, as amended, or Section 4980 B of the Internal Revenue Code of 1986, as amended, (collectively, the "COBRA Coverage"). Executive shall be solely responsible for the costs of such COBRA Coverage after June 30, 2002 and shall deliver such payments in the manner and as requested by the Company. Executive shall not be entitled to any other benefits or programs offered to or made



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available to employees of the Company or STC, including, vacation pay, commissions, bonuses, 401(k) contributions, sick pay, and severance (other than, in the case of severance, as expressly provided in Section 2.4).

         2.4 Severance. Concurrently herewith, the Company and STC shall deposit into an escrow account with United Bank, an aggregate amount equal to $600,000, which amount shall be held and disbursed in accordance with the Escrow Agreement attached hereto as EXHIBIT B; provided, however, that Executive performs the obligations required to be performed by him during the Consulting Period; provided, further, that in the event Executive revokes the waiver granted by Executive in Section 5.13, then Executive shall not be entitled to receive the severance payment provided for in this Section 2.4. In the event of any failure by Executive to perform any of his obligations hereunder (other than those in Article III), the Company shall provide written notice to him of such failure and Executive shall have a period of ten days after his receipt of such notice to cure such failure.

         2.5 Arbitration. The purpose of this Section 2.5 is to select the procedures and forum for resolution of Claims (as defined below) and is not intended to expand upon or add to any causes of action or damages to which the parties may otherwise be entitled under applicable law. Other than injunctive relief, any Claim shall (if not finally settled by mutual agreement of the parties hereto within 60 days after written notice or as otherwise agreed by such parties) be finally and exclusively settled by binding arbitration in Wichita, Kansas. Such arbitration shall be conducted in accordance with rules and procedures mutually agreed upon by all parties to such proceeding or shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") then in effect, and the arbitration shall be administered by the AAA office in Wichita, Kansas. Each notice of the commencement of any arbitration proceeding shall be sent to the applicable parties in accordance with the notice provisions set forth in Section 5.10. The arbitration shall be conducted by and before one neutral arbitrator who is admitted to practice law. The arbitrator shall apply the substantive law (and the law of remedies and statutes of limitation, if applicable) of the State of New York as applicable to the Claims asserted, and the Federal Rules of Procedure and the Federal Rules of Evidence shall apply. The arbitrator shall (as he deems necessary or appropriate) have authority and jurisdiction to hold pre-hearing conferences by telephone or in person and to hear and rule on motions (including motions to dismiss or motions for summary judgment) and pre-hearing disputes upon request of any party to the proceeding. Except as expressly required by applicable law, the arbitrator shall limit his monetary awards to compensatory damages (which may include a requirement that the losing party bear attorneys' fees and costs of the arbitration proceeding) and shall not award punitive or exemplary damages of any kind. The arbitrator shall render a written opinion embodying his final findings and awards. Such findings and awards shall be final and binding on all parties to the applicable arbitration proceeding and may be enforced in any court having jurisdiction over the parties and subject matter. The parties hereto hereby submit to personal jurisdiction before any arbitration tribunal empanelled pursuant to this Section 2.5 and, solely for purposes of the enforcement of any arbitration award rendered pursuant to this Section 2.5, to exclusive jurisdiction and venue in the federal or Kansas state courts located in Wichita, Kansas. "Claims" means any claims, demands, causes of action, liabilities, losses, expenses, obligations, actions, suits, or proceedings arising from or relating to this Agreement except to the extent relating to any party's rights to seek equitable or injunctive relief to enforce the provisions of Article III.

         2.6 Office Closure. Executive acknowledges that the office of the Company or STC located in Wichita, Kansas will be closed as soon as practicable after the Effective Date; provided, however, that the Company shall be responsible for providing Executive with such equipment, support, and facilities as may be reasonably necessary for Executive to perform his duties hereunder during the Consulting Period.

         2.7 Death of Executive. In the event Executive dies prior to the expiration of the Consulting Period, (i) the obligation of the Company to pay any additional amounts in respect of the Consulting Fee



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shall automatically terminate, and (ii) the severance amount payable pursuant to
Section 2.4 shall be immediately paid to Executive's estate, administrator, heirs, or other legal representatives.

                                   ARTICLE III
                              Protective Covenants

         3.1 Non-Competition.

                  (a) During the Consulting Period and for 18 months after the termination of the Consulting Period, Executive shall not, directly or indirectly, engage, participate, make any financial investment in, or become employed by or render advisory or other services to or for any person (other than the Company, STC, or Related Entities) having or operating a television station within the Designated Market Areas or DMA's (as defined by A. C. Nielson & Co. or its successor) of any of the Stations (as defined below) (the "Non-Compete Markets") (any of the foregoing activities being referred to herein as "Competitive Activities"). The foregoing covenant in respect of Competitive Activities shall not be construed to preclude Executive from (i) making any investments (that are non-attributable interests under the rules, regulations, or policies of the Federal Communications Commission) in the securities of any person, whether or not engaged in competition with the Company, STC, or any Related Entity, to the extent that such securities are actively traded on a national securities exchange or in the over-the-counter market in the United States or any foreign securities exchange and such investment does not exceed one percent of the issued and outstanding shares of such person or give Executive the right or power to control or participate directly in making the policy decisions of such person; (ii) from and after the first anniversary of the Effective Date having an ownership interest in, becoming employed by, serving as an officer of, or rendering advisory or other services to or for, any person or other business enterprise having or operating a number of television stations in a number of different DMA's, one or more of which are located within the Non-Compete Markets; provided, however, that (A) no more than 25% of the broadcast cash flow generated by such person or other business enterprise is derived from television broadcast stations located within the DMAs of any of the Stations and
         (B) Executive does not work directly for the television broadcast stations located within the DMA's of any of the Stations. As used in this Agreement, "Stations" means (i) WPRI, Providence, RI; (ii) WEYI, Flint-Saginaw-Bay City, MI; (iii) WUPW, Toledo, OH; (iv) KRBC, Abilene-Sweetwater, TX; (v) WDTN, Dayton, OH; (vi) KULY, Fargo-Valley City, ND; (vii) KFYR, KMOT, KUMV, KQCD, Minot-Bismark-Dickinson, ND,
         (viii) WNAC, Providence, RI; provided, however, the term "Stations" shall not include any of the television broadcast stations that are sold by the Company, STC, or any Related Entity.

                  (b) If any court of competent jurisdiction determines that any portion of this Section 3.1 is invalid or unenforceable, the remainder of this Section 3.1 shall not thereby be affected and shall be given full effect without regard to the invalid provisions. If any such court construes any of the provisions of this Section 3.1, or any part thereof, to be unreasonable because of the duration or scope of such provision, such court shall have the power to reduce the duration or scope of such provision and to enforce such provision as so reduced.

         3.2 Non-Solicitation. Except with the prior written consent of the Company's board of directors, during the Consulting Period, and for 18 months after the termination of the Consulting Period, Executive shall not, directly or indirectly: (i) solicit, entice, persuade, or induce any employee of the Company, STC, or any Related Entity to terminate his employment by the Company, STC, or any Related Entity or to become employed by any person other than the Company, STC, or a Related Entity; (ii) approach any such employee for any of the foregoing purposes other than providing references upon request therefor; or
(iii) authorize, solicit, or assist in the taking of such actions by any third person. This



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Section 3.2 shall not apply to corporate employees located in the St.
Petersburg, Florida or Wichita, Kansas offices or David LaFrance.

         3.3 Non-Disparagement. Each party hereto shall not, directly or indirectly, make or cause to be made any disparaging, denigrating, derogatory, or negative, misleading, or false statement orally or in writing to any person, including members of the investment community, press, and customers, competitors, and advisors to any other party hereto, about (i) any other party hereto or its respective officers, directors, stockholders, partners, principals, accountants, employees, or members of its boards of directors, or
(ii) the business strategy or plans, policies, practices, or operations of such party.

         3.4 Return of Items and Documents. Executive shall return to the Company or STC, as applicable, not later than the expiration of the Consulting Period, all property of the Company, STC, or any other Related Entity, as applicable, including (i) all business equipment provided for his use by the Company, STC, or any other Related Entity, and (ii) all originals and all copies of documents, notes, computer discs, tapes, or other tangible information of any sort that he has in his possession or under his custody or control that are the property of the Company, STC, or any other Related Entity that relate in any manner to his duties at the Company, STC, or any other Related Entity, that are not otherwise generally available to the public, and will not retain any copies of such matter, provided, however, the materials required to be returned pursuant to this Section 3.4 shall not include such property that the Company or STC has authorized Executive to retain.

         3.5 Confidential Information.

                  (a) Non-Disclosure. Executive shall not directly or indirectly reveal, divulge, disseminate, disclose, publicize, or communicate to any person, other than authorized officers, directors, and employees of any Related Entity, in any manner whatsoever, any Confidential Information (as defined below) of the Company, STC, any Related Entity, or any of their respective officers, directors, partners, principals, stockholders, or members (together, with each such entity, each a "Protected Person") without the prior written consent of the Company.

                  (b) Definition. As used herein, "Confidential Information" means information disclosed to or known by Executive as a direct or indirect consequence of or through Executive's employment by, or ownership of, or consulting relationship with, the Company or any other Protected Person about any Protected Person, or its respective businesses, products, and practices which information is not generally known in the business in which such Protected Person is or may be engaged and which information, if disclosed, would reasonably be expected to be detrimental to any Protected Person. However, Confidential Information shall not include under any circumstances any information in respect of the foregoing matters that is (i) generally available to the public from a source other than a Protected Person,
         (ii) released in writing by such Protected Person to the public or to persons who are not under a similar obligation of confidentiality to such Protected Person and who are not parties to this Agreement, (iii) obtained by Executive from a third party not under a similar obligation of confidentiality to a Protected Person, (iv) required to be disclosed by law, judicial or governmental process or order, administrative proceeding, discovery, request, or similar process, (v) disclosed by Executive in connection with the performance by him of his consulting services hereunder or otherwise, or (vi) the subject of a written waiver executed by the Company for the benefit of Executive.

                  (c) Terms of Agreement Confidential. Each party hereto shall not disclose, disseminate, or publicize, and shall keep strictly confidential this Agreement, the terms of this Agreement, and the negotiations leading to this Agreement, except to the respective party's legal advisors, accountants, or financial institutions (collectively "Advisors"). Except as otherwise



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         provided herein, each party hereto shall direct its Advisors not disclose to any third person this Agreement, the terms of this Agreement, or the negotiations leading to this Agreement. Nothing in this Section 3.5(c) shall be deemed to prevent the disclosure of the terms of this Agreement by any person if such disclosure is required to be made by law, judicial or governmental process or order, administrative proceeding, discovery request, or similar process; provided, however, that the disclosing party first notifies (in accordance with Section 5.10) the other parties hereto of such disclosure request within five days after receiving the request.

         3.6 Enforcement. Executive hereby acknowledges and agrees that (i) damages will not be an adequate remedy for Executive's breach of any of his covenants contained in this Article III, and (ii) notwithstanding the arbitration provision in Section 2.5, that the Company, STC, and any Related Entity, as applicable, shall be entitled to resort to a court of equity to enforce any provision of this Article III by injunctive and/or other equitable relief for any such breach, without the posting of any bond or other security.

                                   ARTICLE IV
                Mutual General Releases and Covenants Not to Sue

         4.1 Release and Covenant Not to Sue in Favor of the Company and STC. EXECUTIVE ON BEHALF OF HIMSELF AND ON BEHALF OF HIS ATTORNEYS, HEIRS, EXECUTORS, ADMINISTRATORS, REPRESENTATIVES, AGENTS, AND ASSIGNS (COLLECTIVELY, THE "EXECUTIVE PARTIES"), HEREBY GENERALLY AND FULLY RELEASES AND FOREVER DISCHARGES THE COMPANY, STC, EACH OTHER RELATED ENTITY, AND THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND THEIR RESPECTIVE PAST AND PRESENT STOCKHOLDERS, DIRECTORS, OFFICERS, PARTNERS, EMPLOYEES, AGENTS, REPRESENTATIVES, PRINCIPALS, INSURERS, ACCOUNTANTS, AND ATTORNEYS (COLLECTIVELY, THE "COMPANY PARTIES"), AS APPLICABLE, FROM ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, SUITS, DAMAGES, LOSSES, EXPENSES, ATTORNEYS' FEES, OBLIGATIONS, OR CAUSES OF ACTION, KNOWN OR UNKNOWN, OF ANY KIND AND EVERY NATURE WHATSOEVER, AND WHETHER OR NOT ACCRUED OR MATURED, THAT ANY OF THEM MAY HAVE, ARISING OUT OF OR RELATING TO ANY TRANSACTION, DEALING, RELATIONSHIP (INCLUDING EMPLOYMENT RELATIONSHIP), CONDUCT, ACT OR OMISSION, OR ANY OTHER MATTERS OR THINGS OCCURRING OR EXISTING AT ANY TIME PRIOR TO AND INCLUDING THE EFFECTIVE DATE, INCLUDING ANY CLAIM AGAINST THE COMPANY PARTIES BASED ON, RELATING TO, OR ARISING UNDER WRONGFUL DISCHARGE, BREACH OF CONTRACT (WHETHER ORAL OR WRITTEN), TORT, FRAUD, DEFAMATION, NEGLIGENCE, AN ACCOUNTING, USURY, PROMISSORY ESTOPPEL, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED, AGE DISCRIMINATION IN EMPLOYMENT ACT, AS AMENDED, ANY OTHER CIVIL OR HUMAN RIGHTS LAW, AMERICANS WITH DISABILITIES ACT, AS AMENDED, EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR ANY OTHER FEDERAL, STATE, OR LOCAL LAW RELATING TO EMPLOYMENT OR DISCRIMINATION IN EMPLOYMENT IN ALL CASES ARISING OUT OF OR RELATING TO EXECUTIVE'S EMPLOYMENT BY THE COMPANY, STC, OR ANY OTHER RELATED ENTITY OR ANY EXECUTIVE PARTY'S INVESTMENT IN ANY RELATED ENTITY OR EXECUTIVE'S SERVICES AS AN OFFICER, DIRECTOR, PRINCIPAL, OR EMPLOYEE OF THE COMPANY, STC, OR ANY RELATED ENTITY, OR OTHERWISE RELATING TO THE TERMINATION OF SUCH EMPLOYMENT OR SERVICES; PROVIDED, HOWEVER, THAT SUCH GENERAL RELEASE SHALL NOT LIMIT OR RELEASE (I) ANY EXECUTIVE PARTY'S RIGHTS UNDER THIS AGREEMENT, OR (II) EXECUTIVE'S RIGHTS TO INSURANCE OR INDEMNIFICATION IN RESPECT OF HIS SERVICES AS AN OFFICER, DIRECTOR, OR TRUSTEE OF ANY RELATED ENTITY. EXECUTIVE ON BEHALF OF HIMSELF



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AND EACH EXECUTIVE PARTY HEREBY COVENANTS FOREVER NOT TO ASSERT, FILE,
PROSECUTE, MAINTAIN, COMMENCE, INSTITUTE (OR SPONSOR OR PURPOSELY FACILITATE ANY PERSON IN CONNECTION WITH THE FOREGOING), ANY COMPLAINT, CLAIM, ARBITRATION, OR LAWSUIT OR ANY LEGAL, EQUITABLE, OR ADMINISTRATIVE PROCEEDING OF ANY NATURE, AGAINST ANY OF THE COMPANY PARTIES IN CONNECTION WITH ANY MATTER RELEASED IN THIS SECTION 4.1, AND REPRESENTS AND WARRANTS THAT NO OTHER PERSON HAS INITIATED OR, TO THE EXTENT WITHIN ITS CONTROL, WILL INITIATE ANY SUCH PROCEEDING ON ITS BEHALF.

         4.2 Release and Covenant Not to Sue in Favor of Executive. EACH OF THE COMPANY AND STC, ON BEHALF OF THEMSELVES AND ALL OF THE RELATED ENTITIES, HEREBY GENERALLY AND FULLY RELEASES AND FOREVER DISCHARGES EXECUTIVE AND ALL OTHER EXECUTIVE PARTIES FROM ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, SUITS, DAMAGES, LOSSES, EXPENSES, ATTORNEYS' FEES, OBLIGATIONS, OR CAUSES OF ACTION, KNOWN OR UNKNOWN, OF ANY KIND AND EVERY NATURE WHATSOEVER, AND WHETHER OR NOT ACCRUED OR MATURED, THAT ANY OF THE COMPANY, STC, OR ANY OTHER RELATED ENTITIES MAY HAVE, ARISING OUT OF OR RELATING TO ANY TRANSACTION, DEALING, RELATIONSHIP, CONDUCT, ACT OR OMISSION, OR ANY OTHER MATTERS OR THINGS OCCURRING OR EXISTING AT ANY TIME PRIOR TO AND INCLUDING THE EFFECTIVE DATE, INCLUDING ANY CLAIM AGAINST ANY EXECUTIVE PARTY BASED ON, RELATING TO, OR ARISING UNDER BREACH OF CONTRACT (WHETHER ORAL OR WRITTEN), TORT, FRAUD, DEFAMATION, NEGLIGENCE, AN ACCOUNTING, USURY, OR PROMISSORY ESTOPPEL IN ALL CASES ARISING OUT OF OR RELATING TO EXECUTIVE'S EMPLOYMENT BY THE COMPANY, STC, OR ANY RELATED ENTITY, INVESTMENT IN ANY RELATED ENTITY OR EXECUTIVE'S SERVICES AS AN OFFICER, DIRECTOR, PRINCIPAL, OR EMPLOYEE OF THE COMPANY, STC, OR ANY RELATED ENTITY, OR OTHERWISE RELATING TO THE TERMINATION OF SUCH EMPLOYMENT OR SERVICES; PROVIDED, HOWEVER, THAT SUCH GENERAL RELEASE SHALL NOT LIMIT OR RELEASE ANY OF COMPANY PARTY'S RIGHTS UNDER THIS AGREEMENT OR ANY ORGANIZATIONAL DOCUMENTS OF ANY RELATED ENTITY. EACH OF THE COMPANY AND STC, ON BEHALF OF THEMSELVES AND ALL RELATED ENTITIES, HEREBY COVENANTS FOREVER NOT TO ASSERT, FILE, PROSECUTE, MAINTAIN, COMMENCE, INSTITUTE (OR SPONSOR OR PURPOSELY FACILITATE ANY PERSON IN CONNECTION WITH THE FOREGOING), ANY COMPLAINT, CLAIM, ARBITRATION, OR LAWSUIT OR ANY LEGAL, EQUITABLE, OR ADMINISTRATIVE PROCEEDING OF ANY NATURE, AGAINST ANY EXECUTIVE PARTY IN CONNECTION WITH ANY MATTER RELEASED IN THIS SECTION 4.2, AND REPRESENTS AND WARRANTS THAT NO OTHER PERSON HAS INITIATED OR, TO THE EXTENT WITHIN ITS CONTROL, WILL INITIATE ANY SUCH PROCEEDING ON ITS BEHALF.

                                    ARTICLE V
                                  Miscellaneous

         5.1 Amendments. This Agreement may be amended or supplemented, or any provision hereof waived, only by a written instrument executed by Executive, the Company, and STC and clearly indicating the parties' intent to amend or supplement this Agreement or waive any provision hereof.

         5.2 Assignment. Neither this Agreement nor any right or obligation hereunder shall be assigned, delegated, or otherwise transferred (whether voluntarily, by operation of law, by merger, or otherwise), without the prior written consent of the other parties hereto; provided, however, that each of the Company and STC may, without obtaining the prior written consent of Executive, assign, delegate, or


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otherwise transfer its rights and obligations hereunder to (i) any successor of the Company or STC by merger or otherwise, or (ii) the purchaser of all or substantially all of the assets or capital stock of the Company or STC; provided, further, that no such assignment, delegation, or transfer shall relieve the Company or STC of its obligations hereunder. Any attempted assignment, delegation, or transfer in violation of this Section 5.2 shall be void and of no force or effect.

         5.3 Binding Effect. This Agreement shall be binding solely upon, be enforceable solely by, and inure solely to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

         5.4 Construction. The article and section headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision hereof. All references to "Articles," "Sections," and "Exhibits" contained in this Agreement are, unless specifically indicated otherwise, references to articles, sections, and exhibits of or to this Agreement. Whenever in this Agreement the singular number is used, the same shall include the plural where appropriate (and vice versa), and words of any gender shall include each other gender where appropriate. As used in this Agreement, (i) "or" means "and/or," (ii) "include," "including," or their derivatives means "including without limitation," (iii) "person" means any natural person or any entity, organization, or government, (iv) "herein," "hereof," "hereto," or their derivatives refers to this entire Agreement, (v) "day" means a calendar day, and (vi) "law" includes any statute, regulation, rule, judicial order, or other legal pronouncement having the effect of law. This Agreement was negotiated by the parties hereto and shall not be construed against any party hereto.

         5.5 Costs. Any person who breaches this Agreement shall be liable (in addition to any other liabilities for which such person may be responsible as a result of such breach) to each non-breaching party for all costs, including reasonable attorneys' fees, incurred by such non-breaching party in enforcing its rights under this Agreement.

         5.6 Counterparts. This Agreement may be executed in multiple counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         5.7 Entire Agreement. This Agreement contains the entire agreement of the parties hereto concerning the subject matter hereof and any other dealings among such parties, and supersedes all prior negotiations, discussions, or agreements of any sort whatsoever, whether oral or written, relating to the subject matter hereof, or any claims that might have ever been made by one party hereto against any other party hereto. There are no representations, agreements, or inducements except as set forth expressly and specifically in this Agreement, and each party hereto hereby waives any Claims based on any other purported representation, agreement, or inducement to enter into this Agreement.

         5.8 Further Assurances. Each party hereto covenants and agrees that he/she/it shall and shall cause each of his agents or affiliates, as applicable, at any time and from time to time after the Effective Date to execute and deliver such additional instruments, documents, conveyances, or assurances and to take such other actions as shall be necessary, or otherwise requested by any party hereto, to confirm and assure the rights and obligations provided for in this Agreement and to carry out the intent and purposes of this Agreement.

         5.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

         5.10 Notices. All notices, requests, demands, consents, votes, approvals, waivers, and other communications hereunder shall be effective only if in writing and shall be deemed to have been duly given if sent by overnight courier, hand delivered, mailed (first class certified mail, postage prepaid), or sent by facsimile to the parties hereto at their respective addresses or facsimile numbers set forth below their respective signatures on the signature pages hereto or to such other address or facsimile number as any party hereto shall have last designated by notice to other parties hereto in accordance with this Section 5.10. Notices sent by hand delivery shall be deemed to have been given when received; notices mailed in accordance with the foregoing shall be deemed to have been given three days after the date so mailed; notices sent by facsimile shall be deemed to have been given when electronically confirmed; and notices sent by overnight courier shall be deemed to have been given on the next business day after the date so sent.

         5.11 Severability. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid under the applicable law of any jurisdiction, the remainder of this Agreement or the application of such provision to other persons or circumstances or in other jurisdictions shall not be affected thereby. Also, if any provision of this Agreement is held to be invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such law. Any provision hereof that may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provision hereof.

         5.12 No Third-Party Beneficiaries. Except as set forth in Section 1.1 (Resignation), Article III (Protective Covenants), and Article IV (General Release and Covenant Not to Sue), nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

         5.13 WAIVER OF AGE DISCRIMINATION CLAIM. EXECUTIVE ACKNOWLEDGES THAT THIS AGREEMENT INCLUDES A WAIVER OF ANY RIGHTS AND CLAIMS ARISING UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT, AS AMENDED. EXECUTIVE ACKNOWLEDGES THAT THE CONSIDERATION THAT HE IS RECEIVING IN EXCHANGE FOR HIS WAIVER OF THE RIGHTS AND CLAIMS SPECIFIED HEREIN EXCEEDS ANYTHING OF VALUE TO WHICH HE ALREADY IS ENTITLED. EXECUTIVE ACKNOWLEDGES THAT HE WAS ADVISED IN WRITING TO CONSULT WITH AN ATTORNEY PRIOR TO EXECUTING THIS AGREEMENT. EXECUTIVE REPRESENTS AND AGREES THAT HE FULLY UNDERSTANDS HIS RIGHT TO DISCUSS ALL ASPECTS OF THIS AGREEMENT WITH LEGAL COUNSEL AND, TO THE EXTENT HE DEEMS APPROPRIATE, HE HAS FULLY AVAILED HIMSELF OF THIS RIGHT. EXECUTIVE ACKNOWLEDGES THAT HE HAS ENTERED INTO THIS AGREEMENT KNOWINGLY AND VOLUNTARILY WITH FULL UNDERSTANDING OF ITS TERMS AND AFTER HAVING BEEN ADVISED AND HAD THE OPPORTUNITY TO SEEK AND RECEIVE ADVICE AND COUNSEL FROM HIS ATTORNEY. EXECUTIVE ACKNOWLEDGES THAT HE HAS BEEN GIVEN A PERIOD OF AT LEAST 21 DAYS WITHIN WHICH TO CONSIDER THIS AGREEMENT. EXECUTIVE UNDERSTANDS THAT HE MAY REVOKE THIS AGREEMENT DURING THE SEVEN DAYS AFTER THE EXECUTION OF THIS AGREEMENT AND THAT THE AGREEMENT WILL NOT BECOME EFFECTIVE UNTIL THAT SEVEN-DAY REVOCATION PERIOD HAS EXPIRED. IN THE EVENT EXECUTIVE REVOKES THE WAIVER GRANTED BY EXECUTIVE IN THIS SECTION 5.13, THEN EXECUTIVE SHALL NOT BE ENTITLED TO RECEIVE THE SEVERANCE PAYMENT PROVIDED FOR IN SECTION 2.4.

         5.14 Information Rights. For so long as any Executive beneficially owns any shares of capital stock of the Company, the Company shall deliver to
Executive:

                  (a) as soon as practicable, but in any event within 90 days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such fiscal year, and a statement of cash flows for such fiscal year;

                  (ii) as soon as practicable, but in any event within 30 days after the end of each of each fiscal quarter of the Company, an unaudited income statement and statement of cash flows for such fiscal quarter and an unaudited balance sheet and a statement of stockholder's equity as of the end of such fiscal quarter; and

                  (iii) as soon as practicable, but in any event within 30 days after the end of each month of the Company's fiscal year, an unaudited income statement and statement of cash flows and balance sheet for and as of the end of such month.

         5.15 Acknowledgement. Each of the Company and STC acknowledges and agrees that no Forfeiture Event (as defined in the Limited Partnership Agreement dated February 28, 1997, as amended, of Sunrise Television Partners, L.P.) shall occur or be deemed to occur as a result of the execution, delivery, or performance of this Agreement by Executive.

                                      *****

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.



                                   SUNRISE TELEVISION CORP.



                                   By:    /s/ Robert N. Smith
                                          --------------------------------------
                                   Name:  Robert N. Smith
                                   Title: President

                                   Address: 121 El Paseo
                                            Santa Barbara, CA  93101

                                   Facsimile No.:    (805) 965-1144


                                   STC BROADCASTING, INC.


                                   By:    /s/ Robert N. Smith
                                          --------------------------------------
                                   Name:  Robert N. Smith
                                   Title: President

                                   Address: 121 El Paseo
                                            Santa Barbara, CA  93101

                                   Facsimile No.: (805) 965-1144



                                   EXECUTIVE:



                                   /s/ Sandy Dipasquale
                                   ---------------------------------------------
                                   Sandy DiPasquale

                                   Address: 8802 Shannon Way
                                            Wichita, KS  67206

                                   Facsimile No.: (316) 630-9106

                                    Exhibit A
                                       to
                              Separation Agreement

                                   RESIGNATION

         The undersigned, Sandy DiPasquale, hereby tenders his resignation from any and all officer, director, and/or other positions currently held by him with any of Sunrise Television Corp., a Delaware corporation, STC Broadcasting, Inc., a Delaware corporation, and each of their respective subsidiaries, effective as of _______________, 2002.



                                           -------------------------------------
                                           Sandy DiPasquale